SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 28, 2004
Date of earliest event reported: April 28, 2004

ADVANCED FIBRE COMMUNICATIONS, INC.

A Delaware Corporation	Commission File Number: 0-28734	I.R.S. Employer Identification No. 68-0277743

1465 North McDowell Boulevard
Petaluma, California 94954

Telephone: (707) 794-7700

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

On April 28, 2004, Advanced Fibre Communications, Inc. issued a press release announcing the financial results of its first quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED FIBRE COMMUNICATIONS, INC.

Date: April 28, 2004	By:	/s/ Keith E. Pratt

	Name: Title:	Keith E. Pratt Chief Financial Officer, Senior Vice President, Finance and Administration And Assistant Secretary (Duly Authorized Signatory and Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 28, 2004.

1